UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2010

VIASYSTEMS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15755 (Commission File Number)	75-2668620 (IRS Employer Identification No.)

101 South Hanley Road, Suite 400 St. Louis, Missouri (Address of Principal Executive Offices)	63105 (Zip Code)
(314) 727-2087
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 24, 2010, Viasystems Group, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its consolidated financial results for the fourth quarter ended December 31, 2009. On the same date, the Company held a conference call to discuss these financial results (the “Earnings Call”). A copy of the Earnings Press Release and the transcript of the Earnings Call are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.
     Exhibits 99.1 and 99.2 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor will it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 7.01. Regulation FD Disclosure.
     The disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of Viasystems Group, Inc. dated February 24, 2010

99.2	Transcript of the earnings conference call held on February 24, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.
Date: February 26, 2010	By:	/s/ Gerald G. Sax
		Name:	Gerald G. Sax
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of Viasystems Group, Inc. dated February 24, 2010

99.2	Transcript of the earnings conference call held on February 24, 2010